Exhibit 99.1

Liberty Tax, Inc. Changes Name to Franchise Group, Inc.

VIRGINIA BEACH, Va., Sept. 19, 2019 (GLOBE NEWSWIRE) -- Liberty Tax, Inc. today announced that its previously disclosed name change to Franchise Group, Inc. (the “Company”) has become effective.  The name change, along with other previously disclosed amendments to the Company’s Second Amended and Restated Certificate of Incorporation, were approved by the Company’s Board of Directors and stockholders collectively owning a majority of the voting power of the issued and outstanding shares of the Company’s capital stock.

The Company’s common stock will continue to be listed on the OTC Pink market, but its stock trading symbol will change from “TAXA” to “FRGA” effective September 20, 2019.  The CUSIP number for the Company’s common stock will change to 35180X 105 effective September 19, 2019.

The Company has applied to have its common stock listed on the Nasdaq Stock Market. Stockholders of the Company do not need to take any action with respect to the name change.

Andrew Laurence, Chairman of the Company’s Board of Directors, commented, “As previously reported, under the direction of our Board, the Company is currently undergoing a shift in strategic direction, focusing on the acquisition of, or investment in, franchise-oriented or complementary businesses. We have recently completed the acquisition of Buddy’s Home Furnishings and have entered into definitive agreements to acquire the Vitamin Shoppe and the Outlet business of Sears Hometown and Outlet, which we expect to close prior to the end of the year.  Our new name is another step in this new strategic direction, and we are excited about this next phase for the Company.”

About Franchise Group, Inc.

Franchise Group, Inc. (OTC PINK: FRGA) is the indirect parent company of Liberty Tax Service and Buddy’s Home Furnishings.  The Company previously announced the proposed acquisition of Vitamin Shoppe and the Outlet business of Sears Hometown and Outlet which are expected to close prior to the end of calendar 2019. In the U.S. and Canada, last year, subsidiaries of Franchise Group, Inc. prepared approximately two million individual income tax returns in more than 3,100 offices and online. Franchise Group, Inc. also owns Buddy’s Home Furnishings, a specialty retailer engaged in the business of leasing and selling consumer electronics, residential furniture, appliances and household accessories. Franchise Group, Inc. is focused on the evaluation and acquisition of franchise-oriented or complementary businesses.

FORWARD-LOOKING STATEMENTS

Certain statements in this press release may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include, without limitation, projections, predictions, expectations, or beliefs about future events or results and are not statements of historical fact. Such statements also include statements about the Company’s stock trading symbol change, its application to list its common stock on the Nasdaq Stock Market and the completion of its pending acquisitions of Vitamin Shoppe and the Outlet business of Sears Hometown and Outlet. Such forward-looking statements are based on various assumptions as of the time they are made, and are inherently subject to known and unknown risks, uncertainties and other factors that may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Forward-looking statements are often accompanied by words that convey projected future events or outcomes such as “expect,” “believe,” “estimate,” “plan,” “project,” “anticipate,” “intend,” “will,” “may,” “view,” “opportunity,” “potential,” or words of similar meaning or other statements concerning opinions or judgment of the Company or its management about future events. Although the Company believes that its expectations with respect to forward-looking statements are based upon reasonable assumptions within the bounds of its existing knowledge of its business and operations, there can be no assurance that actual results, performance, or achievements of the Company will not differ materially from any projected future results, performance or achievements expressed or implied by such forward-looking statements. Actual future results, performance or achievements may differ materially from historical results or those anticipated depending on a variety of factors, many of which are beyond the control of the Company. We refer you to the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of the Company’s Annual Report on Form 10-K for the year ended April 30, 2019, and comparable sections of the Company’s Quarterly Reports on Form 10-Q and other filings, which have been filed with the SEC and are available on the SEC’s website at www.sec.gov. All of the forward-looking statements made in this press release are expressly qualified by the cautionary statements contained or referred to herein. The actual results or developments anticipated may not be realized or, even if substantially realized, they may not have the expected consequences to or effects on the Company or its business or operations. Readers are cautioned not to rely on the forward-looking statements contained in this press release. Forward-looking statements speak only as of the date they are made and the Company does not undertake any obligation to update, revise or clarify these forward-looking statements, whether as a result of new information, future events or otherwise.

Investor Relations Contact:

Michael S. Piper
Chief Financial Officer
Franchise Group, Inc.
(757) 493-8855
investorrelations@libtax.com